SCHEDULE 14A INFORMATION

SCHEDULE 14A

Proxy Statement Pursuant To Section 14(A) Of The Securities Exchange Act Of 1934 (Amendment No.)

Filed by the Registrant [ X ]
Filed by a party other than the Registrant [  ]

Check the appropriate box:
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[  ]           Definitive Proxy Statement
[  ]           Definitive Additional Materials
[  ]           Soliciting Material under §240.14a–12

The DFA Investment Trust Company

(Name of Registrant as Specified In Its Charter)
____________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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4)           Date Filed:

[Dimensional Logo]

THE DFA INVESTMENT TRUST COMPANY

The DFA Short Term Investment Fund

6300 Bee Cave Road
Building One
Austin, Texas 78746

April 23, 2012

Dear Shareholder:

We are writing to provide you with some important information concerning your investment.  As a shareholder of The DFA Short Term Investment Fund (the “Fund”), a series of The DFA Investment Trust Company (the “Trust”), we wish to inform you that the Board of Trustees (the “Board”) of the Trust has approved an amendment of the Fund’s investment objective, subject to shareholder approval.

This solicitation is being made on the terms and subject to the conditions set forth in the accompanying Consent Solicitation Statement that describes the amendment of the investment objective.  Also enclosed you will find your written consent card.  Please complete, date and sign the written consent card and return it to the Secretary of the Trust by 3:00 p.m., Eastern time, on May 3, 2012.

Your response to this solicitation is important.  Failure to return the enclosed written consent card will have the effect of a vote against the approval of the amendment of the Fund’s investment objective.  The Board recommends that all shareholders consent to the Fund’s amendment of the investment objective.

Sincerely,

David G. Booth
Chairman and Chief Executive Officer

THE DFA INVESTMENT TRUST COMPANY

The DFA Short Term Investment Fund

6300 Bee Cave Road
Building One
Austin, Texas 78746
_________________________________________

NOTICE OF SOLICITATION OF CONSENTS

To the Shareholders of The DFA Short Term Investment Fund (the “Fund”):

This Notice of Solicitation of Consents and accompanying Consent Solicitation Statement are being furnished to you by The DFA Investment Trust Company (the “Trust”) in connection with the solicitation, on behalf of the Trust’s Board of Trustees (the “Board”), of written consents from the holders of the Fund’s outstanding shares to take an action that requires shareholder approval.

The Board is requesting that the shareholders of the Fund approve an amendment of the Fund’s investment objective.

Please complete, date and sign the enclosed written consent card and return it to the Secretary of the Trust.  To be counted, a shareholder’s properly completed written consent card must be received at or before 3:00 p.m., Eastern time, on May 3, 2012 (the “Expiration Date”), subject to extension by the Board.  Your response is important.

The Board recommends that all shareholders of the Fund consent to the amendment of the investment objective.  You can do so by marking the box entitled “CONSENT” with respect to the proposal on the enclosed written consent card.  If you do not return the enclosed written consent card, the proposed amendment may not take effect.  If you sign and send in the written consent card but do not indicate that you consent to the amendment of the Fund’s investment objective, we will treat this as a consent to the approval of the amendment of the investment objective.  Consents may be revoked by shareholders at any time prior to the deadline for the receipt of written consents of the holders of a majority of the outstanding shares of the Fund entitled to act.

It is very important that every shareholder return a consent card.  We urge you to sign, date and return the enclosed written consent card as promptly as possible.

By Order of the Board of Trustees,

Catherine L. Newell
Vice President and Secretary

April 23, 2012

[DFA LOGO]

THE DFA INVESTMENT TRUST COMPANY

The DFA Short Term Investment Fund

6300 Bee Cave Road
Building One
Austin, Texas 78746

CONSENT SOLICITATION STATEMENT DATED APRIL 23, 2012

Introduction

This Consent Solicitation Statement (the “Statement”) is being furnished in connection with the solicitation of written consents of the shareholders of The DFA Short Term Investment Fund (the “Fund”), a series of The DFA Investment Trust Company (the “Trust”), to approve an amendment of the Fund’s investment objective.  This Statement contains important information for you to consider when deciding how to vote on this matter.  Please read it carefully and keep it for future reference.

The Trust’s Board of Trustees (the “Board”) has resolved to obtain shareholder approval of the amendment of the Fund’s investment objective by written consent, rather than by calling a special meeting of shareholders, because the Fund has only 52 shareholders as of the March 31, 2012 record date relating to this Statement.  Written consents are being solicited from the Fund’s shareholders pursuant to the Trust’s Amended and Restated Agreement and Declaration of Trust and Amended and Restated By-laws.

Voting materials, which include this Statement and a written consent, are being sent to all Fund shareholders on or about April 27, 2012.

The Board is sending you this Statement in connection with the Board’s solicitation of consents to approve the amendment of the Fund’s investment objective.  Certain Trustees or officers of the Trust or employees of Dimensional Fund Advisors L.P., the Fund’s investment adviser (the “Advisor”), may solicit consents by telephone, facsimile or in person.  The Fund will pay all of  the costs of this solicitation.

Required Vote

To become effective, the amendment of the Fund’s investment objective must be approved by majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), which is the affirmative vote of more than 50% of the outstanding voting securities of the Fund (the “Requisite Consent”).  Each shareholder of record on March 31, 2012 (the “Record Date”) will be entitled to one vote for each full share and a fractional vote for each fractional share that the shareholder holds.  Because none of the Fund’s outstanding shares are held in a brokerage account, there will not be any broker non-votes.  Abstentions will be treated as votes against the proposal.  If you do not consent to the amendment of the Fund’s investment objective or if you do not vote at all (abstain), and the Trust does not otherwise obtain enough consents to approve the amendment of the Fund’s investment objective, the amendment of the investment objective will not be approved.  If the amendment of the Fund’s investment objective is not approved, the Board will decide on an appropriate course of action for the Fund.

The Board recommends that you CONSENT to the amendment of the Fund’s investment objective.

How to Submit Consents

All written consents that are properly completed, signed and delivered prior to May 3, 2012, and not revoked prior to acceptance, will be accepted.  If you have any questions about this consent solicitation or how to vote or revoke your consent, or if you need additional copies of this Statement or voting materials, please contact the Trust’s Secretary at (888) 576-1167.

Shareholders of record who desire to consent to the amendment of the Fund’s investment objective may do so by delivering the written consent to the Secretary of the Trust in accordance with the instructions contained in the written consent.  If the written consent is properly completed and signed, the shareholder will be deemed to have consented to the amendment of the Fund’s investment objective.  Failure to return the enclosed written consent card will have the same effect as a vote against approval of the amendment of the Fund’s investment objective.

Written consents must be executed in exactly the same manner as a shareholder’s name appears on the account registration.

A shareholder must complete, sign, date and deliver the written consent (or photocopy thereof) for such holder’s shares to the Secretary of the Trust.  Such written consent may be delivered to the Secretary of the Trust by hand.

Expiration Date of Solicitation

The solicitation of consents will expire at 3:00 p.m., Eastern time, on May 3, 2012 (the “Expiration Date”), unless the Requisite Consent is received prior to such date, in which case, this solicitation will expire on the date that the Requisite Consent is obtained.  Notwithstanding anything to the contrary set forth in this Statement, the Trust reserves the right, at any time prior to the Expiration Date, to amend or terminate the solicitation, or to delay accepting consent cards.

Revocation of Consents

Written consents may be revoked or withdrawn by a shareholder at any time prior to the date the Fund has received the Requisite Consent and has accepted the written consents or prior to 3:00 p.m., Eastern time, on the Expiration Date.  To be effective, a written revocation or withdrawal of the written consent card must be received by the Secretary of the Trust prior to such time and addressed as follows: Secretary, The DFA Investment Trust Company, 6300 Bee Cave Road, Building One, Austin, Texas 78746.  A notice of revocation or withdrawal must specify the shareholder’s name and the number of shares for which consent is being withdrawn.  As of the Expiration Date, all written consents previously executed and delivered and not revoked will become irrevocable.

Proposal:  To Approve an Amendment of the Investment Objective of the Fund

Fund shareholders are being asked to approve an amendment of the Fund’s investment objective.

Current Investment Objective	Proposed Investment Objective
To seek to provide the highest level of current income the Advisor believes is consistent with stability of principal and the maintenance of liquidity.	To seek to provide a high level of current income consistent with liquidity and the preservation of capital.

The Fund is a money market fund that operates in accordance with Rule 2a-7 under the 1940 Act and seeks to maintain a stable net asset value of $1.00 per share.  The Fund serves as an investment vehicle for the investment of the securities lending cash collateral received by the portfolio/series of the four investment companies (the “Dimensional Funds”) that are advised by the Advisor for lending the Dimensional Funds’ portfolio securities.  The Fund’s shareholders currently are limited to the Dimensional Funds and the Advisor.

Based on a recommendation from Fund management, on March 21, 2012, the Board approved changes to the Fund’s Rule 2a-7 procedures that will enable the Fund to cease seeking to maintain a stable net asset value of $1.00 per share and, instead, to adopt a floating net asset value per share.  Accordingly, the Fund will no longer seek to maintain a stable net asset value per share of $1.00.  Instead, the Fund’s net asset value per share will increase or decrease, depending upon the valuation of the securities in the Fund’s investment portfolio on each business day (commonly referred to as a “floating” or “variable” net asset value).

The change from a stable net asset value fund to a floating net asset value fund will be accomplished in conjunction with a reverse stock split, whereby each $1.00 share of the Fund owned by a shareholder will be exchanged for the appropriate number of or a fraction of a share initially valued at $11.57.  As a result of the reverse stock split, shareholders will hold fewer shares at a higher net asset value per share, but the overall market value of the shares that shareholders own will not change.  The larger net asset value per share allows for a more precise calculation of net asset value per share.  For example, calculation of net asset value per share to the nearest cent on a share with a net asset value of $10.00 shows value to one-tenth of a percent, while calculation of net asset value per share to the nearest cent on a share with a net asset value of $1.00 shows value to one percent.  After the reverse stock split, the Fund’s net asset value per share will float, and on any business day, may be more or less than $11.57, depending upon the valuation of the securities in the Fund’s investment portfolio.

While the change to a floating net asset value per share does not require shareholder approval, in connection with the change to a floating net asset value per share, the Board, at the recommendation of the Advisor, also approved an amendment of the Fund’s investment objective.  While the Fund’s investment objective will continue to include high current income consistent with liquidity, because of the change to a floating net asset value per share, the objective of “stability of principal” is proposed to be replaced with the objective of “preservation of capital.”  The Fund’s investment objective has been designated as fundamental and cannot be changed without the approval of the majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which is the affirmative vote of more than 50% of the outstanding voting securities of the Fund.  As a result, the Board also authorized the solicitation of shareholder consents to approve the amendment of the Fund’s investment objective.

The Advisor and the Board believe that the Fund’s change to a floating net asset value and the related amendment of the investment objective is in the best interests of the Fund and its shareholders.  A floating net asset value per share will make valuation of the Fund’s investment portfolio more transparent and will allow shareholders to know the precise value of the Fund’s investment portfolio and the shares offered by the Fund.  The Fund will continue to invest in U.S. dollar-denominated short-term debt securities that meet the strict quality, liquidity, maturity and diversification standards established by the Board, which are in accordance with Rule 2a-7 under the 1940 Act.

The Fund intends to continue to comply with the quality, maturity, diversification and liquidity requirements of Rule 2a-7 that apply to a money market fund.  Under Rule 2a-7, the Fund is permitted to invest only in Eligible Securities as defined in Rule 2a-7.  Eligible Securities generally must have received one of the two highest short-term ratings from at least two rating organizations (such as Standard & Poor’s Rating Group, Moody’s Investors Service, Inc., or Fitch Investors Service, Inc.), or one of the two highest short-term ratings from the only rating organization providing a rating, or if unrated, determined by the Advisor to be of comparable quality.  As an operating policy (which may be changed in the Advisor’s judgment), the Fund will continue to invest solely in First Tier Securities as defined in Rule 2a-7.  The Fund also will continue to acquire obligations that have remaining maturities of 397 calendar days or less; maintain a dollar-weighted average portfolio maturity of 60 calendar days or less; and maintain a dollar-weighted average life (“weighted average life”) of 120 calendar days or less, all in accordance with Rule 2a-7.  “Weighted average life” is the dollar-weighted average portfolio maturity measured without reference to provisions that otherwise permit the maturity of certain adjustable rate securities to be deemed to be “shortened” to the securities’ next interest rate reset dates.  Under the diversification requirements of Rule 2a-7, the Fund must limit its acquisitions of securities of issuers to specified percentages of the portfolio (generally 5 percent per issuer, subject to exceptions).  Under the liquidity requirements of Rule 2a-7, the Fund must limit its holdings of illiquid securities, and must maintain specified percentages of its portfolio in holdings that reduce to cash within specified timeframes.

The Board unanimously recommends the approval of the amendment of the Fund’s investment objective.

Additional Information about the Fund

Investment Manager of the Fund

Dimensional Fund Advisors L.P. (the “Advisor”), located at 6300 Bee Cave Road, Building One, Austin, Texas 78746, currently serves as the investment advisor to the Fund.  The Advisor is organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation.  The Advisor has been engaged in the business of providing investment management services since 1981.  As of February 29, 2012, assets under management for all affiliated advisors totaled approximately $241 billion.

The Administrator, Fund Accountant, Transfer Agent and Dividend Disbursing Agent

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the administrator, fund accountant, transfer agent, and dividend disbursing agent for the Fund.

The Underwriter

The principal underwriter for the shares of the Fund is DFA Securities LLC (“DFAS”), a wholly-owned subsidiary of the Advisor.  DFAS is registered as a limited purpose broker-dealer under the

Securities Exchange Act of 1934, and is a member of the Financial Industry Regulatory Authority.  The principal business address of DFAS is 6800 Bee Cave Road, Building One, Austin, Texas 78746.

The Custodian

Citibank, N.A., 111 Wall Street, New York, New York, 10005, serves as the custodian for the Fund.

Disclosure Documents

More information about the Fund is included in: (i) the Fund’s Form N-1A Part A dated February 28, 2012; and (ii) the Fund’s Form N-1A Part B dated February 28, 2012 relating to the Fund’s Part A.  The Fund’s most recent annual shareholder report, including financial statements, for the fiscal year ended October 31, 2011, has been previously distributed to shareholders.  You may request free copies of the Fund’s Part A or Part B of Form N-1A or annual shareholder report by writing to The DFA Investment Trust Company, 6300 Bee Cave Road, Building One, Austin, Texas 78746 or by calling (888) 576-1167.  This Statement omits certain information contained in the Form N-1A registration statement of the Fund.  Reference is hereby made to such Form N-1A registration statement, including the exhibits and amendments thereto, for further information with respect to the Fund.

The Fund files proxy materials, reports, and other information with the Securities and Exchange Commission (the “Commission”) in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act.  These materials can be inspected and copied at the public reference facilities maintained by the Commission in Washington, D.C. located at Room 1580, 100 F Street, N.E., Washington, D.C. 20549.  Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, or obtained electronically from the EDGAR database on the Commission’s website (www.sec.gov).

Principal Shareholders

As of March 31, 2012, the officers and Trustees of the Trust as a group owned or controlled less than 1% of the Fund.  As of the same date, the following shareholders owned, of record and beneficially, 5% or more of the outstanding shares of the Fund.  The address of each shareholder of record is 6300 Bee Cave Road, Building One, Austin, Texas 78746.  As of March 31, 2012, there were no persons who may be deemed to control the Fund either by directly owning more than 25% of the Fund’s voting securities.

Name of Record or Beneficial Owner	Number of Shares	Percentage of Fund
DFA International Value Series c/o The DFA Investment Trust Company	1,397,000,000	8.42%
International Core Equity Portfolio c/o DFA Investment Dimensions Group Inc.	1,168,000,000	7.04%
U.S. Core Equity 2 Portfolio c/o DFA Investment Dimensions Group Inc.	1,162,618,191	7.01%
Dimensional Emerging Markets Value Fund	1,090,017,079	6.57%

Name of Record or Beneficial Owner	Number of Shares	Percentage of Fund
U.S. Small Cap Value Portfolio c/o DFA Investment Dimensions Group Inc.	1,011,156,221	6.09%
U.S. Small Cap Portfolio c/o DFA Investment Dimensions Group Inc.	956,800,232	5.77%
DFA International Small Cap Value Portfolio c/o DFA Investment Dimensions Group Inc.	882,000,000	5.32%

THE DFA INVESTMENT TRUST COMPANY

The DFA Short Term Investment Fund
6300 Bee Cave Road
Building One
Austin, Texas 78746

CONSENT

THIS CONSENT IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby (i) acknowledges receipt of the notice dated April 23, 2012 of the solicitation of consents from the shareholders of The DFA Short Term Investment Fund, a series of The DFA Investment Trust Company, a Delaware statutory trust, and the Consent Solicitation Statement related thereto, and (ii) votes all of its shares of The DFA Short Term Investment Fund held of record by the undersigned, in the manner designated herein.

This consent, when properly executed, will be voted in accordance with the specification made herein.  If no specification is made, this consent will be counted as a “consent” in favor of the proposal.

The Board of Trustees recommends that shareholders provide their consent to the proposal.  Please carefully review the Consent Solicitation Statement delivered with this consent.

PROPOSAL:  To Approve an Amendment of the Investment Objective of the Fund.

CONSENT  [   ]                                          CONSENT WITHHELD  [   ]                                                       ABSTAIN  [   ]

Fund:           The DFA Investment Dimensions Group Inc. on behalf of the following series:

CSTG&E International Social Core Equity Portfolio
CSTG&E U.S. Social Core Equity 2 Portfolio
DFA Five-Year Global Fixed Income Portfolio
DFA Intermediate-Term Extended Quality Portfolio
DFA International Real Estate Securities Portfolio
DFA International Small Cap Value Portfolio
DFA International Value Ex Tobacco Portfolio
DFA One-Year Fixed Income Portfolio
DFA Real Estate Securities Portfolio
DFA Short-Term Extended Quality Portfolio
DFA Two-Year Global Fixed Income Portfolio
Emerging Markets Core Equity Portfolio
Emerging Markets Social Core Equity Portfolio
International Core Equity Portfolio
International Sustainability Core 1 Portfolio
International Vector Equity Portfolio
Large Cap International Portfolio
T.A. U.S. Core Equity 2 Portfolio
T.A. World Ex U.S. Core Equity Portfolio
Tax-Managed DFA International Value Portfolio
Tax-Managed U.S. Equity Portfolio
Tax-Managed U.S. Small Cap Portfolio

Tax-Managed U.S. Targeted Value Portfolio
U.S. Core Equity 1 Portfolio
U.S. Core Equity 2 Portfolio
U.S. Micro Cap Portfolio
U.S. Small Cap Portfolio
U.S. Small Cap Value Portfolio
U.S. Social Core Equity 2 Portfolio
U.S. Sustainability Core 1 Portfolio
U.S. Targeted Value Portfolio
U.S. Vector Equity Portfolio
VA Global Bond Portfolio
VA International Small Portfolio
VA International Value Portfolio
VA Short-Term Fixed Portfolio
VA U.S. Large Value Portfolio
VA U.S. Targeted Value Portfolio

By:
Name:
Title:

Date:  _____________, 2012

Please date and sign this consent and deliver it to the Secretary of The DFA Investment Trust Company, 6300 Bee Cave Road, Building One, Austin, Texas 78746.

THE DFA INVESTMENT TRUST COMPANY

The DFA Short Term Investment Fund
6300 Bee Cave Road
Building One
Austin, Texas 78746

CONSENT

THIS CONSENT IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby (i) acknowledges receipt of the notice dated April 23, 2012 of the solicitation of consents from the shareholders of The DFA Short Term Investment Fund, a series of The DFA Investment Trust Company, a Delaware statutory trust, and the Consent Solicitation Statement related thereto, and (ii) votes all of its shares of The DFA Short Term Investment Fund held of record by the undersigned, in the manner designated herein.

This consent, when properly executed, will be voted in accordance with the specification made herein.  If no specification is made, this consent will be counted as a “consent” in favor of the proposal.

The Board of Trustees recommends that shareholders provide their consent to the proposal.  Please carefully review the Consent Solicitation Statement delivered with this consent.

PROPOSAL:  To Approve an Amendment of the Investment Objective of the Fund.

CONSENT  [   ]                                           CONSENT WITHHELD  [   ]                                                      ABSTAIN  [   ]

Fund:           The DFA Investment Trust Company, on behalf of the following series:

The Asia Pacific Small Company Series
The Canadian Small Company Series
The Continental Small Company Series
The DFA International Value Series
The Emerging Markets Series
The Emerging Markets Small Cap Series
The Japanese Small Company Series
The United Kingdom Small Company Series
The U.S. Large Cap Value Series
The Tax-Managed U.S. Marketwide Value Series

By:
Name:
Title:

Date:  ____________, 2012

Please date and sign this consent and deliver it to the Secretary of The DFA Investment Trust Company, 6300 Bee Cave Road, Building One, Austin, Texas 78746.

THE DFA INVESTMENT TRUST COMPANY

The DFA Short Term Investment Fund
6300 Bee Cave Road
Building One
Austin, Texas 78746

CONSENT

THIS CONSENT IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby (i) acknowledges receipt of the notice dated April 23, 2012 of the solicitation of consents from the shareholders of The DFA Short Term Investment Fund, a series of The DFA Investment Trust Company, a Delaware statutory trust, and the Consent Solicitation Statement related thereto, and (ii) votes all of its shares of The DFA Short Term Investment Fund held of record by the undersigned, in the manner designated herein.

This consent, when properly executed, will be voted in accordance with the specification made herein.  If no specification is made, this consent will be counted as a “consent” in favor of the proposal.

The Board of Trustees recommends that shareholders provide their consent to the proposal.  Please carefully review the Consent Solicitation Statement delivered with this consent.

PROPOSAL:  To Approve an Amendment of the Investment Objective of the Fund.

CONSENT  [   ]                                           CONSENT WITHHELD  [   ]                                                      ABSTAIN  [   ]

Fund:           Dimensional Investment Group, Inc., on behalf of the U.S. Large Company Portfolio

By:
Name:
Title:

Date:  ____________, 2012

Please date and sign this consent and deliver it to the Secretary of The DFA Investment Trust Company, 6300 Bee Cave Road, Building One, Austin, Texas 78746.

THE DFA INVESTMENT TRUST COMPANY
The DFA Short Term Investment Fund
6300 Bee Cave Road
Building One
Austin, Texas 78746

CONSENT

THIS CONSENT IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby (i) acknowledges receipt of the notice dated April 23, 2012 of the solicitation of consents from the shareholders of The DFA Short Term Investment Fund, a series of The DFA Investment Trust Company, a Delaware statutory trust, and the Consent Solicitation Statement related thereto, and (ii) votes all of its shares of The DFA Short Term Investment Fund held of record by the undersigned, in the manner designated herein.

This consent, when properly executed, will be voted in accordance with the specification made herein.  If no specification is made, this consent will be counted as a “consent” in favor of the proposal.

The Board of Trustees recommends that shareholders provide their consent to the proposal.  Please carefully review the Consent Solicitation Statement delivered with this consent.

PROPOSAL:  To Approve an Amendment of the Investment Objective of the Fund.

CONSENT  [   ]                                           CONSENT WITHHELD  [   ]                                                      ABSTAIN  [   ]

Fund:           Dimensional Emerging Markets Value Fund

By:
Name:
Title:

Date:  ________________, 2012

Please date and sign this consent and deliver it to the Secretary of The DFA Investment Trust Company, 6300 Bee Cave Road, Building One, Austin, Texas 78746.

THE DFA INVESTMENT TRUST COMPANY
The DFA Short Term Investment Fund
6300 Bee Cave Road
Building One
Austin, Texas 78746

CONSENT

THIS CONSENT IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby (i) acknowledges receipt of the notice dated April 23, 2012 of the solicitation of consents from the shareholders of The DFA Short Term Investment Fund, a series of The DFA Investment Trust Company, a Delaware statutory trust, and the Consent Solicitation Statement related thereto, and (ii) votes all of its shares of The DFA Short Term Investment Fund held of record by the undersigned, in the manner designated herein.

This consent, when properly executed, will be voted in accordance with the specification made herein.  If no specification is made, this consent will be counted as a “consent” in favor of the proposal.

The Board of Trustees recommends that shareholders provide their consent to the proposal.  Please carefully review the Consent Solicitation Statement delivered with this consent.

PROPOSAL:  To Approve an Amendment of the Investment Objective of the Fund.

CONSENT  [   ]                                           CONSENT WITHHELD  [   ]                                                      ABSTAIN  [   ]

Dimensional Partners LLC

By:
Name:
Title:

Date:  ______________, 2012

Please date and sign this consent and deliver it to the Secretary of The DFA Investment Trust Company, 6300 Bee Cave Road, Building One, Austin, Texas 78746.

THE DFA INVESTMENT TRUST COMPANY
The DFA Short Term Investment Fund
6300 Bee Cave Road
Building One
Austin, Texas 78746

CONSENT

THIS CONSENT IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby (i) acknowledges receipt of the notice dated April 23, 2012 of the solicitation of consents from the shareholders of The DFA Short Term Investment Fund, a series of The DFA Investment Trust Company, a Delaware statutory trust, and the Consent Solicitation Statement related thereto, and (ii) votes all of its shares of The DFA Short Term Investment Fund held of record by the undersigned, in the manner designated herein.

This consent, when properly executed, will be voted in accordance with the specification made herein.  If no specification is made, this consent will be counted as a “consent” in favor of the proposal.

The Board of Trustees recommends that shareholders provide their consent to the proposal.  Please carefully review the Consent Solicitation Statement delivered with this consent.

PROPOSAL:  To Approve an Amendment of the Investment Objective of the Fund.

CONSENT  [   ]                                           CONSENT WITHHELD  [   ]                                                      ABSTAIN  [   ]

DFA Partners LLC

By:
Name:
Title:

Date:  ______________, 2012

Please date and sign this consent and deliver it to the Secretary of The DFA Investment Trust Company, 6300 Bee Cave Road, Building One, Austin, Texas 78746.